Exhibit 99.77(q)(e)(1)

ITEM 77Q1- Exhibits

(a)(1)	Articles of Amendment effective December 12, 2014 regarding the name change of VY PIMCO Bond Portfolio to Voya Aggregate Bond Portfolio – Filed as an exhibit to Post-Effective Amendment No. 67 to Registrant’s Form N-1A Registration Statement on February 5, 2015 and incorporated herein by reference.
(a)(2)	Articles Supplementary, dated January 14, 2015, to Articles of Incorporation of Voya Partners, Inc. regarding the creation of Voya Solution 2060 Portfolio and Voya Index Solution 2060 Portfolio – Filed as an exhibit to Post-Effective Amendment No. 67 to Registrant’s Form N-1A Registration Statement on February 5, 2015 and incorporated herein by reference.
(e)(1)	Investment Management Agreement effective November 18, 2014 between Voya Partners, Inc. and Directed Services LLC – Filed as an exhibit to Post-Effective Amendment No. 67 to Registrant’s Form N-1A Registration Statement on February 5, 2015 and incorporated herein by reference.
(e)(2)	Amended Schedule A effective February 9, 2015 to the Investment Management Agreement dated November 18, 2014 between Voya Partners, Inc. and Directed Services LLC – Filed as an exhibit to Post-Effective Amendment No. 67 to Registrant’s Form N-1A Registration Statement on February 5, 2015 and incorporated herein by reference.
(e)(3)	Form of Sub-Advisory Agreement dated November 18, 2014 between Directed Services LLC and Voya Investment Management Co. LLC regarding Voya Aggregate Bond Portfolio, Voya Global Bond Portfolio,

certain Voya Solution Portfolios and certain Voya Index Solution Portfolios LLC – Filed as an exhibit to Post-Effective Amendment No. 67 to Registrant’s Form N-1A Registration Statement on February 5, 2015 and incorporated herein by reference.
(e)(4)	Investment Sub-Advisory Agreement effective November 18, 2014 between Directed Services LLC and American Century Investment Management, Inc. – Filed herein.
(e)(5)	Investment Sub-Advisory Agreement effective November 18, 2014 between Directed Services LLC and BAMCO, Inc. – Filed herein.
(e)(6)	Sub-Advisory Agreement effective November 18, 2014 between Directed Services LLC and Columbia Management Investment Advisers, LLC – Filed herein.
(e)(7)	Investment Sub-Advisory Agreement effective November 18, 2014 between Directed Services LLC and Invesco Advisers, Inc. – Filed herein.
(e)(8)	Investment Sub-Advisory Agreement effective November 18, 2014 between Directed Services LLC and J.P. Morgan Investment Management Inc. – Filed herein.
(e)(9)	Investment Sub-Advisory Agreement effective November 18, 2014 between Directed Services LLC and OppenheimerFunds, Inc. – Filed herein.
(e)(10)	Investment Sub-Advisory Agreement effective November 18, 2014 between Directed Services LLC and Pacific Investment Management Company LLC – Filed herein.
(e)(11)	Sub-Advisory Agreement effective November 18, 2014 between Directed Services LLC and Pioneer Investments Management, Inc. – Filed herein.
(e)(12)	Form of Sub-Advisory Agreement effective November 18, 2014 between Directed Services LLC and Templeton Investment Counsel, LLC – Filed herein.
(e)(13)	Form of Investment Sub-Advisory Agreement effective November 18, 2014 between Directed Services LLC and T. Rowe Price Associates, Inc. – Filed herein.